Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands	Sep. 30, 2018	Sep. 30, 2017
Debt Securities, Available-for-sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year	$ 63,069
1 to 2 years	44,615
2 to 3 years	20,255
3 to 4 years	2,382
Thereafter	995
Fair Value	$ 131,316	$ 385,197